UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund®

Semi-annual report
for the six months ended
April 30, 2014

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	2.72%	14.57%	9.71%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.06% for Class A shares as of the prospectus dated January 1, 2014.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

The first half of New World Fund’s fiscal year was a volatile period for some developing-country stock markets and currencies. Though many markets rallied in recent months, the unmanaged MSCI EM (Emerging Markets) Index recorded a –2.98% return for the six months through April 30, 2014. Over the same period, the value of an investment in the fund gained 1.57%, assuming reinvestment of the 56.56 cents per share dividend and 61.4 cents per share capital gain that were paid in December 2013.

The fund’s result trailed its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which advanced 5.28%; stocks in the U.S. and Europe that are well represented in this index generated among the highest global returns. Still, the fund’s primary objective is long-term appreciation and, as can be seen in the table below, its results over 10 years and its lifetime surpass those of the benchmark.

Results at a glance

For periods ended April 30, 2014, with all distributions reinvested

	Cumulative total returns		Average annual total returns
					Lifetime
	6 months	1 year	5 years	10 years	(since 6/17/99)

New World Fund (Class A shares)	1.57%	6.56%	13.54%	10.81%	8.96%
MSCI ACWI (All Country World Index)	5.28	14.40	15.42	7.33	4.17
MSCI World Index	6.32	16.62	16.03	7.17	4.00
MSCI EM (Emerging Markets) Index	-2.98	-1.84	11.08	11.09	8.55
J.P. Morgan Emerging Markets Bond Index Global	3.30	-2.28	10.72	9.09	10.37

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2014

Developed-country equities	50.8%

Asia
Japan	4.8
Hong Kong	4.2
South Korea	2.5
Australia	.8
Taiwan	.8
Singapore	.2

The Americas
United States	11.1
Canada	1.3

Europe
United Kingdom	9.0
Switzerland	3.0
France	2.9
Germany	2.3
Netherlands	1.4
Spain	1.3
Denmark	1.2
Greece	1.1
Portugal	.7
Sweden	.6
Belgium	.5
Italy	.5
Austria	.4
Finland	.1

Africa/Middle East
Israel	.1

Developing-country equities	29.7%

Asia
India	7.0
China	6.5
Philippines	3.5
Thailand	1.6
Indonesia	.9

The Americas
Brazil	1.6
Mexico	1.4
Republic of Colombia	.3
Chile	.1

Europe	3.0
Russian Federation	.3
Slovenia	.3
Turkey

Africa/Middle East	2.7
South Africa	.3
United Arab Emirates	.2
Qatar

Developed-country bonds	1.2%

The Americas
United States	.7

Europe
Greece	.5

Developing-country bonds	8.7%

Asia
Indonesia	.7
Philippines	.4
China	.1
India	.1
Kazakhstan	.1
Pakistan	.1

The Americas
Mexico	1.4
Brazil	.5
Republic of Colombia	.5
Argentina	.3
Panama	.2
Peru	.2
Venezuela	.2
Dominican Republic	.1
Jamaica	.1

Europe
Russian Federation	.7
Turkey	.6
Hungary	.5
Poland	.4
Croatia	.3
Slovenia	.3

Africa/Middle East
South Africa	.5
Bahrain	.1
Morocco	.1
Nigeria	.1
Qatar	.1

Short-term securities & other assets less liabilities	9.6%

Total	100.0%

2	New World Fund

The fund blends three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world with significant business in the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

During the first few months of the period, investor confidence proved fragile in the face of deteriorating economic conditions in China and certain other developing countries, as well as political upheaval in a number of nations. For larger developing-country stock markets, six-month returns through April 30, 2014, were mixed.

At the same time, investors largely maintained their favorable view of developed-country stocks amid continued signs of improvement in the economies of the U.S. and euro zone. So while global markets generally rose, with the notable exception of Japan, many developing-country markets declined — perpetuating the broad divergence between developed- and developing-country returns that has been evident for a number of years.

In recent months, the escalating crisis in Ukraine took a particularly heavy toll on Russian stocks. Ukrainian Prime Minister Viktor Yanukovych was ousted amid growing political unrest and violence. Russia’s eventual annexation of Crimea in March was met with sanctions. Over the six months ended April 30, 2014, Russian stocks declined 22.85%* as the ruble weakened 9.95% against the U.S. dollar.

Returns for stocks in China were also broadly negative, declining 6.85%. Bank stocks fell sharply. Shares of property developers retreated as housing price gains slowed, and shares of some firms in commodity-related industries came under pressure. Investor sentiment was further dampened by a string of corporate debt defaults and news that manufacturing activity hit an eight-month low in March.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

New World Fund	3

Still, there were bright spots. In India, for example, the market appeared buoyed by the prospect of a victory for pro-reform candidate Narendra Modi and his Bharatiya Janata Party in the April-May general election. Returns for Indian stocks were broadly positive, advancing 6.75% as the rupee strengthened 1.89% against the U.S. dollar.

Developing-country bonds

Returns among developing-country issues denominated in U.S. dollars generally outpaced their local-currency counterparts. Investments in developing-country issues helped the fund’s overall result, with European government bonds a notable positive. As of April 30, 2014, the fund was invested in the bonds of 51 issuers from 33 countries.

Inside the portfolio

Several pharmaceutical companies were large contributors to the fund’s result over the six months through April 30, 2014. Shares of Hikma Pharmaceuticals gained 36.67%. Founded in Jordan, the London-listed manufacturer of branded and generic drugs has a track record of strong revenue growth; its drugs are among the most widely prescribed in the Middle East and North Africa. Anticipation that Hikma may be the target of a takeover bid has grown as its business has thrived.

Novo Nordisk — a large holding in which the fund has maintained an investment for many years — gained 36.34%. The Danish company is the world’s largest manufacturer of insulin, and China and India have become important sources of the growth in demand for its main product.

Some of the fund’s larger investments in companies from other sectors also recorded strong gains. ENN Energy Holdings — a leader in natural gas distribution across China — was up 17.97%. Buoyed by news of a substantial increase in production at one of its Nigerian wells, the stock price for Heritage Oil advanced 79.52%.

Energy firms figured among the larger detractors from the fund’s result. For example, Gulf Keystone Petroleum’s stock price fell 42.82% as it suffered a short-term mishap with cash flow as well as setbacks in its Iraqi Kurdistan oil production.

4	New World Fund

Ophir Energy was down 16.34%. The firm reported disappointing results from its exploratory drilling for oil and natural gas in Africa.

Meanwhile, several of the fund’s larger Russian investments fared poorly. As the crisis in Ukraine escalated, the possibility of more sanctions being imposed on Russia cast a shadow over its stock market. Clearly, uncertainty related to the economic and political situation in Ukraine could continue for some time. What’s more, Russia’s economy faces the possibility of a severe downturn. Even so, in our view, fund investments caught up in the broad selloff still have good longer term prospects.

Magnit is a case in point; its stock ended the period 26.40% lower — despite what we believe to be a healthy outlook. Amid increased competition and cost inflation, the firm has become one of Russia’s largest retailers by targeting low- to middle-income shoppers. Magnit’s plans include some emphasis on opening new hypermarkets and cosmetic stores, which should offer higher potential profit margins than its convenience stores. The stock of internet company Yandex also took a hit, falling 28.11%. And yet, its future holds much potential. In addition to being the most visited search site in Russia, Yandex is the fourth most visited search site in the world. The firm appears well positioned to benefit from growth in internet advertising, as well as e-commerce.

As of April 30, 2014, developing-country equities accounted for 29.7% of the fund’s net assets. The portion of net assets invested in developed-country equities was 50.8%. Holdings in cash and cash-like securities amounted to 9.6%. The fund’s overall holding in cash mainly arises from individual portfolio managers’ active decisions to hold cash, and from their buying and selling of stocks and bonds.

Looking forward

Some developing-country economies are in good shape overall, with positive structural reforms underway. Other nations have significant economic imbalances and policy responses that may lack effectiveness. Similarly, some of the larger bond and equity markets (notably, Russia) have been volatile, while others have not.

New World Fund	5

As a category, “developing country” includes a truly diverse set of nations, markets and companies. In our view, this complex picture serves to underscore the need for an active, research-driven and long-term approach to investing.

While our investment focus remains centered on individual companies, the fund’s portfolio managers also spend time thinking about the economic, political and social backdrop against which firms will operate in coming years. In recent months, groups of portfolio managers and investment analysts have met in China. There, we held discussions with experts and examined in detail the investment implications of China’s reform program, the likely slowing of growth, and the key challenges it faces — including in its finance and property sectors.

In China and elsewhere, we continue to see select opportunities to invest in attractively priced, well-run companies. For the firms in which this fund invests, meeting the demands of middle-class populations — whose numbers and affluence should increase in coming years — is a key source of growth.

Finally, we’d like to introduce two additions to the fund’s roster of portfolio managers. Galen Hoskin has 20 years of investment experience (all with Capital Group) and has covered companies in various industries in Asia and elsewhere as an investment analyst. Wahid Butt has 22 years of investment experience (including 10 at Capital Group) and, as an investment analyst, has focused on companies in multiple industries in Europe and Asia.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace	Michael J. Thawley
President	Vice Chairman of the Board

June 10, 2014

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio April 30, 2014	unaudited

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
Euro zone*	12.3%
United States	11.8
United Kingdom	9.0
India	7.1
China	6.6
Japan	4.8
Hong Kong	4.2
Philippines	3.9
Russian Federation	3.7
South Africa	3.2
Other countries	23.8
Short-term securities & other assets less liabilities	9.6
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

New World Fund	7

Common stocks 80.48%	Shares	Value (000)	Percent of net assets
Financials 12.03%
Prudential PLC[1]	10,506,431	$241,664	1.01%
AIA Group Ltd.[1]	34,774,600	168,665	.70
Axis Bank Ltd.[1]	6,622,628	166,640	.70
KASIKORNBANK PCL[1]	20,744,257	126,189	.53
Eurobank Ergasias SA2	256,225,159	145,744	.61
AEON Financial Service Co., Ltd.[1]	5,570,000	140,069	.58
HDFC Bank Ltd.[1]	6,959,961	83,444
HDFC Bank Ltd. (ADR)	1,262,300	50,555	.56
Other securities		1,761,744	7.34
		2,884,714	12.03

Information technology 11.36%
Samsung Electronics Co. Ltd.[1]	235,450	306,878
Samsung Electronics Co. Ltd., nonvoting preferred[1]	42,918	43,070	1.46
Baidu, Inc., Class A (ADR)[2]	2,152,900	331,224	1.38
Mail.Ru Group Ltd. (GDR)[1,2]	6,960,505	190,634
Mail.Ru Group Ltd. (GDR)[1,2,3]	848,230	23,231	.89
Murata Manufacturing Co., Ltd.[1]	1,915,900	159,285	.66
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	32,713,000	128,955
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	24,120	.64
Alcatel-Lucent[1,2]	37,384,619	149,769	.63
AAC Technologies Holdings Inc.[1]	23,442,500	130,940	.55
Avago Technologies Ltd.	1,867,000	118,555	.50
Tencent Holdings Ltd.[1]	1,845,600	116,088	.48
Other securities		999,203	4.17
		2,721,952	11.36

Consumer discretionary 11.23%
Naspers Ltd., Class N1	1,849,281	175,076	.73
Altice SA1,2	2,784,150	159,062	.66
Li & Fung Ltd.[1]	85,346,000	124,401	.52
Swatch Group Ltd, non-registered shares[1]	123,900	79,770
Swatch Group Ltd[1]	342,000	41,271	.50
Toyota Motor Corp.[1]	2,214,500	119,664	.50
Other securities		1,992,106	8.32
		2,691,350	11.23

Consumer staples 9.03%
Nestlé SA1	2,554,417	197,547	.82
OJSC Magnit (GDR)[1]	2,295,700	108,553
OJSC Magnit (GDR)[1,3]	1,881,000	88,943	.82
Lenta Ltd. (GDR)[1,2,3]	13,753,700	133,273
Lenta Ltd. (GDR)[1,2]	1,000,000	9,690	.60
LT Group, Inc.[1]	336,174,800	138,233	.58
Pernod Ricard SA1	1,033,260	124,062	.52
Shoprite Holdings Ltd.[1]	6,892,470	115,207	.48
Other securities		1,249,819	5.21
		2,165,327	9.03

8	New World Fund

	Shares	Value (000)	Percent of net assets
Industrials 8.29%
International Container Terminal Services, Inc.[1,4]	106,374,000	$258,106	1.08%
Cummins Inc.	1,377,000	207,720	.87
Alliance Global Group, Inc.[1]	167,000,000	116,707	.49
Other securities		1,404,508	5.85
		1,987,041	8.29

Health care 8.08%
Hikma Pharmaceuticals PLC[1,4]	11,903,828	313,300	1.31
Novo Nordisk A/S, Class B1	5,920,750	268,633	1.12
Grifols, SA, Class B, non-registered shares[1]	2,935,630	120,677
Grifols, SA, Class B (ADR)	1,384,215	56,808	.74
Novartis AG1	1,698,100	147,574
Novartis AG (ADR)	300,000	26,082	.72
Alexion Pharmaceuticals, Inc.[2]	1,010,712	159,895	.67
Bayer AG1	849,000	117,823	.49
Other securities		726,363	3.03
		1,937,155	8.08

Energy 6.08%
InterOil Corp.[2,4]	3,253,239	205,637	.86
Genel Energy PLC[1,2]	9,795,600	160,487	.67
Ophir Energy PLC[1,2]	29,166,242	129,845	.54
Other securities		962,151	4.01
		1,458,120	6.08

Materials 3.60%
Linde AG1	555,392	115,180	.48
Other securities		747,880	3.12
		863,060	3.60

Telecommunication services 3.42%
SoftBank Corp.[1]	3,573,100	265,219	1.11
MTN Group Ltd.[1]	9,424,491	189,046	.79
Reliance Communications Ltd.[1]	60,476,096	122,989	.51
Other securities		241,700	1.01
		818,954	3.42

Utilities 2.47%
ENN Energy Holdings Ltd.[1]	32,106,000	224,485	.94
Power Grid Corp. of India Ltd.[1]	92,408,870	162,191	.68
PT Perusahaan Gas Negara (Persero) Tbk[1]	293,633,500	135,299	.56
Other securities		70,836	.29
		592,811	2.47

Miscellaneous 4.89%
Other common stocks in initial period of acquisition		1,170,945	4.89

Total common stocks (cost: $14,326,845,000)		$19,291,429	80.48

New World Fund	9

Preferred securities 0.01%			Value (000)	Percent of net assets
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition			$3,459	.01%

Total preferred securities (cost: $1,848,000)			3,459	.01

Rights 0.01%
Miscellaneous 0.01%
Other rights in initial period of acquisition			3,461	.01

Total rights (cost: $7,243,000)			3,461	.01

Convertible securities 0.03%
Consumer staples 0.03%
Other securities			7,016	.03

Total convertible securities (cost: $8,166,000)			7,016	.03

Bonds, notes & other debt instruments 9.90%	Principal amount (000)
Bonds & notes of governments outside the U.S. 7.71%
United Mexican States Government
2.00%–10.00% 2017–2040[5]	MXN	1,532,193	126,056
United Mexican States Government Global				1.03
3.625%–6.05% 2017–2045		$109,691	120,194
Other securities			1,601,885	6.68
			1,848,135	7.71

Corporate bonds & notes 1.44%
Other securities			345,666	1.44

U.S. Treasury bonds & notes 0.75%
U.S. Treasury 4.00% 2015[6]		157,900	162,786	.68
Other securities			15,227	.07
			178,013	.75

Total bonds, notes & other debt instruments (cost: $2,247,663,000)			2,371,814	9.90

10	New World Fund

Short-term securities 9.30%	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.09%–0.165% due 5/1/2014–4/22/2015	$374,400	$374,284	1.56%
Fannie Mae 0.11%–0.14% due 5/1–11/24/2014	355,347	355,301	1.48
Federal Home Loan Bank 0.06%–0.165% due 5/5–12/23/2014	224,100	224,057	.93
Svenska Handelsbanken Inc. 0.155%–0.17% due 5/7–6/26/2014[3]	197,000	196,964	.82
International Bank for Reconstruction and Development 0.10%–0.13% due 5/12–7/7/2014	187,300	187,289	.78
Toronto-Dominion Holdings USA Inc. 0.11%–0.16% due 5/20–6/20/2014[3]	125,500	125,488	.53
Other securities		765,059	3.20

Total short-term securities (cost: $2,228,325,000)		2,228,442	9.30
Total investment securities (cost: $18,820,090,000)		23,905,621	99.73
Other assets less liabilities		63,742	.27

Net assets		$23,969,363	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $323,106,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 4/30/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	6/3/2014	Citibank	$17,427	BRL39,400	$ (51)
Euros	5/15/2014	Bank of America, N.A.	$32,359	€23,300	35
Euros	6/6/2014	Bank of New York Mellon	$20,874	€15,100	(73)
Japanese yen	5/9/2014	HSBC Bank	$94,055	¥9,700,000	(787)
Japanese yen	5/16/2014	UBS AG	$7,080	¥720,538	31
Mexican pesos	5/15/2014	Bank of America, N.A.	$8,550	MXN111,625	29
Philippine pesos	5/9/2014	JPMorgan Chase	$12,448	PHP557,425	(54)
Philippine pesos	5/16/2014	Barclays Bank PLC	$30,426	PHP1,353,400	74
Philippine pesos	6/6/2014	Barclays Bank PLC	$4,958	PHP222,550	(31)
Russian rubles	5/8/2014	Barclays Bank PLC	$17,629	RUB627,000	64
					$(763)

New World Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2014
	shares	Additions	Reductions	shares	(000)	(000)
Hikma Pharmaceuticals PLC[1]	11,911,828	490,000	498,000	11,903,828	$2,045	$313,300
International Container Terminal Services, Inc.[1]	106,374,000	—	—	106,374,000	1,421	258,106
InterOil Corp.[2]	2,228,239	1,025,000	—	3,253,239	—	205,637
Indus Gas Ltd.[1,2]	7,000,000	3,429,272	—	10,429,272	—	84,631
Caracal Energy Inc. (CDI)[1,2]	—	8,059,986	—	8,059,986	—	73,878
Heritage Oil Ltd.[1,2,7]	14,813,874	—	12,646,963	2,166,911	—	—
Ophir Energy PLC[1,2,7]	32,317,242	2,635,000	5,786,000	29,166,242	—	—
					$3,466	$935,552

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $14,535,039,000, which represented 60.64% of the net assets of the fund. This amount includes $14,492,634,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,724,232,000, which represented 7.19% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $894,000, which represented less than .01% of the net assets of the fund.
[7]	Unaffiliated issuer at 4/30/2014.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

BRL = Brazilian reais

€ = Euros

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

See Notes to Financial Statements

12	New World Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $18,256,773)	$22,970,069
Affiliated issuers (cost: $563,317)	935,552	$23,905,621
Cash denominated in currencies other than U.S. dollars (cost: $12,143)		10,133
Unrealized appreciation on open forward currency contracts		233
Receivables for:
Sales of investments	134,053
Sales of fund’s shares	35,470
Dividends and interest	88,689	258,212
		24,174,199
Liabilities:
Unrealized depreciation on open forward currency contracts		996
Payables for:
Purchases of investments	149,567
Repurchases of fund’s shares	21,837
Closed forward currency contracts	625
Investment advisory services	10,734
Services provided by related parties	10,563
Directors’ deferred compensation	2,022
Other	8,492	203,840
Net assets at April 30, 2014		$23,969,363

Net assets consist of:
Capital paid in on shares of capital stock		$18,231,582
Undistributed net investment income		51,963
Undistributed net realized gain		608,425
Net unrealized appreciation		5,077,393
Net assets at April 30, 2014		$23,969,363

See Notes to Financial Statements

New World Fund	13

Statement of assets and liabilities (continued)	unaudited

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares, $.01 par value
(406,461 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,394,678	226,309	$59.19
Class B	148,883	2,548	58.44
Class C	1,065,466	18,587	57.32
Class F-1	2,846,102	48,453	58.74
Class F-2	2,364,935	39,968	59.17
Class 529-A	795,117	13,536	58.74
Class 529-B	17,315	299	57.92
Class 529-C	176,753	3,078	57.42
Class 529-E	37,795	648	58.32
Class 529-F-1	46,929	799	58.76
Class R-1	36,741	639	57.48
Class R-2	364,995	6,351	57.47
Class R-3	476,660	8,156	58.44
Class R-4	425,885	7,223	58.97
Class R-5	524,053	8,827	59.37
Class R-6	1,247,056	21,040	59.27

See Notes to Financial Statements

14	New World Fund

Statement of operations for the six months ended April 30, 2014	unaudited

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $14,634; also includes $3,466 from affiliates)	$219,949
Interest (net of non-U.S. taxes of $152)	68,693	$288,642
Fees and expenses*:
Investment advisory services	63,019
Distribution services	29,675
Transfer agent services	19,570
Administrative services	3,071
Reports to shareholders	929
Registration statement and prospectus	490
Directors’ compensation	341
Auditing and legal	50
Custodian	3,251
Other	634	121,030
Net investment income		167,612

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $13; also includes $28,940 net loss from affiliates)	607,824
Forward currency contracts	6,997
Currency transactions	(3,937)	610,884
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $8,169)	(374,992)
Forward currency contracts	(2,076)
Currency translations	575	(376,493)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		234,391

Net increase in net assets resulting from operations		$402,003

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New World Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2014*	Year ended October 31, 2013
Operations:
Net investment income	$167,612	$242,518
Net realized gain on investments, forward currency contracts and currency transactions	610,884	708,210
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(376,493)	1,875,383
Net increase in net assets resulting from operations	402,003	2,826,111

Dividends and distributions paid to shareholders:
Dividends from net investment income	(218,412)	(252,287)
Distributions from net realized gain on investments	(238,779)	—
Total dividends and distributions paid to shareholders	(457,191)	(252,287)

Net capital share transactions	1,264,368	1,102,190

Total increase in net assets	1,209,180	3,676,014

Net assets:
Beginning of period	22,760,183	19,084,169
End of period (including undistributed net investment income: $51,963 and $102,763, respectively)	$23,969,363	$22,760,183

* Unaudited.

See Notes to Financial Statements

16	New World Fund

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2	None	None	None
and 529-F-1
Classes R-1, R-2,	None	None	None
R-3, R-4, R-5 and R-6

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

New World Fund	17

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

18	New World Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

New World Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

20	New World Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$800,206	$2,084,439	$69	$2,884,714
Information technology	962,582	1,759,370	—	2,721,952
Consumer discretionary	408,923	2,282,427	—	2,691,350
Consumer staples	431,209	1,734,118	—	2,165,327
Industrials	428,512	1,558,529	—	1,987,041
Health care	626,446	1,310,709	—	1,937,155
Energy	595,082	863,038	—	1,458,120
Materials	150,687	712,373	—	863,060
Telecommunication services	51,018	767,936	—	818,954
Utilities	—	592,811	—	592,811
Miscellaneous	305,185	852,206	13,554	1,170,945
Preferred securities	3,459	—	—	3,459
Rights	1	3,460	—	3,461
Convertible securities	—	7,016	—	7,016
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	1,848,135	—	1,848,135
Corporate bonds & notes	—	345,666	—	345,666
U.S. Treasury bonds & notes	—	178,013	—	178,013
Short-term securities	—	2,228,442	—	2,228,442
Total	$4,763,310	$19,128,688	$13,623	$23,905,621

See page 22 for footnotes.

New World Fund	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$233	$—	$233
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(996)	—	(996)
Total	$—	$(763)	$—	$(763)

*	Securities with a value of $12,941,254,000, which represented 53.99% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely

22	New World Fund

to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New World Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of April 30, 2014 (dollars in thousands):

	Asset		Liability
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation		Unrealized depreciation
	on open forward currency		on open forward currency
	contracts	$233	contracts	$996

Forward currency	Receivables for closed		Payables for closed
	forward currency contracts	—	forward currency contracts	625
		$233		$1,621

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on		Net unrealized depreciation
	forward currency contracts	$6,997	on forward currency contracts	$(2,076)

24	New World Fund

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of April 30, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in	subject to a master netting agreement
	the statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$64	$—	$—	$—	$64
Barclays Bank PLC	138	(31)	—	—	107
UBS AG	31	—	—	—	31
	$233	$(31)	$—	$—	$202
Liabilities:
Bank of New York Mellon	$73	$—	$—	$—	$73
Barclays Bank PLC	31	(31)	—	—	—
Citibank	276	—	(206)	—	70
Credit Suisse AG	356	—	—	—	356
HSBC Bank	831	—	(661)	—	170
JPMorgan Chase	54	—	—	—	54
	$1,621	$(31)	$(867)	$—	$723

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

New World Fund	25

As of and during the period ended April 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2013, the fund had tax basis undistributed ordinary income of $210,254,000 and undistributed long-term capital gains of $238,385,000.

As of April 30, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$5,886,672
Gross unrealized depreciation on investment securities	(922,712)
Net unrealized appreciation on investment securities	4,963,960
Cost of investment securities	18,941,661

26	New World Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2014			Year ended October 31, 2013
Share class	Ordinary income	Long-term capital gains	Total distribution paid	Ordinary income	Long-term capital gains	Total distribution paid
Class A	$126,194	$136,992	$263,186	$157,755	$—	$157,755
Class B	59	1,910	1,969	1,069	—	1,069
Class C	2,578	11,329	13,907	5,304	—	5,304
Class F-1	26,756	27,344	54,100	27,103	—	27,103
Class F-2	25,069	20,504	45,573	21,075	—	21,075
Class 529-A	7,091	8,127	15,218	8,877	—	8,877
Class 529-B	—	211	211	86	—	86
Class 529-C	329	1,873	2,202	869	—	869
Class 529-E	260	393	653	348	—	348
Class 529-F-1	493	463	956	535	—	535
Class R-1	99	377	476	175	—	175
Class R-2	1,025	3,918	4,943	2,223	—	2,223
Class R-3	3,390	4,974	8,364	4,630	—	4,630
Class R-4	3,916	3,940	7,856	4,205	—	4,205
Class R-5	6,252	4,986	11,238	6,494	—	6,494
Class R-6	14,901	11,438	26,339	11,539	—	11,539
Total	$218,412	$238,779	$457,191	$252,287	$—	$252,287

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2014, the investment advisory services fee was $63,019,000, which was equivalent to an annualized rate of 0.550% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described further below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities

New World Fund	27

primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. During the period November 1, 2013, to March 31, 2014, the quarterly fee

28	New World Fund

was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the six months ended April 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$15,331	$13,113	$653	Not applicable
Class B	844	181	Not applicable	Not applicable
Class C	5,191	1,065	260	Not applicable
Class F-1	3,331	1,729	666	Not applicable
Class F-2	Not applicable	1,110	513	Not applicable
Class 529-A	793	625	193	$369
Class 529-B	93	17	5	9
Class 529-C	854	150	43	83
Class 529-E	92	19	9	18
Class 529-F-1	—	36	11	21
Class R-1	176	28	9	Not applicable
Class R-2	1,330	726	90	Not applicable
Class R-3	1,150	433	115	Not applicable
Class R-4	490	199	98	Not applicable
Class R-5	Not applicable	124	123	Not applicable
Class R-6	Not applicable	15	283	Not applicable
Total class-specific expenses	$29,675	$19,570	$3,071	$500

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $341,000 in the fund’s statement of operations includes $215,000 in current fees (either paid in cash or deferred) and a net increase of $126,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

New World Fund	29

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestment
			of dividends				Net increase
	Sales*		and distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended April 30, 2014

Class A	$876,356	15,027	$258,954	4,455	$(922,135)	(15,841)	$213,175	3,641
Class B	2,177	38	1,956	34	(47,195)	(820)	(43,062)	(748)
Class C	113,311	2,005	13,773	244	(113,546)	(2,013)	13,538	236
Class F-1	490,224	8,475	53,817	933	(494,003)	(8,479)	50,038	929
Class F-2	817,502	13,959	42,796	737	(166,340)	(2,859)	693,958	11,837
Class 529-A	58,023	1,002	15,213	264	(51,502)	(891)	21,734	375
Class 529-B	237	4	211	4	(4,193)	(74)	(3,745)	(66)
Class 529-C	13,747	243	2,202	39	(13,557)	(240)	2,392	42
Class 529-E	2,654	47	653	11	(2,864)	(50)	443	8
Class 529-F-1	6,075	105	955	17	(4,177)	(72)	2,853	50
Class R-1	6,308	111	476	8	(5,873)	(103)	911	16
Class R-2	47,705	843	4,937	87	(57,491)	(1,016)	(4,849)	(86)
Class R-3	88,344	1,535	8,355	145	(91,053)	(1,582)	5,646	98
Class R-4	108,781	1,872	7,835	135	(59,520)	(1,024)	57,096	983
Class R-5	79,127	1,356	11,230	193	(42,220)	(723)	48,137	826
Class R-6	231,294	3,960	26,173	450	(51,364)	(880)	206,103	3,530
Total net increase (decrease)	$2,941,865	50,582	$449,536	7,756	$(2,127,033)	(36,667)	$1,264,368	21,671

Year ended October 31, 2013
Class A	$1,670,601	30,072	$154,456	2,868	$(1,901,954)	(34,437)	$(76,897)	(1,497)
Class B	4,705	86	1,060	20	(77,359)	(1,417)	(71,594)	(1,311)
Class C	184,691	3,420	5,235	100	(197,331)	(3,678)	(7,405)	(158)
Class F-1	955,113	17,085	26,884	503	(512,588)	(9,462)	469,409	8,126
Class F-2	723,705	13,172	19,214	357	(356,609)	(6,454)	386,310	7,075
Class 529-A	108,024	1,965	8,875	166	(94,740)	(1,727)	22,159	404
Class 529-B	497	9	86	2	(7,968)	(147)	(7,385)	(136)
Class 529-C	27,545	512	868	16	(23,783)	(443)	4,630	85
Class 529-E	6,250	114	347	6	(5,012)	(92)	1,585	28
Class 529-F-1	11,420	207	534	10	(6,908)	(126)	5,046	91
Class R-1	10,148	188	174	3	(11,946)	(222)	(1,624)	(31)
Class R-2	101,231	1,879	2,221	43	(115,539)	(2,148)	(12,087)	(226)
Class R-3	191,242	3,476	4,625	87	(191,425)	(3,513)	4,442	50
Class R-4	128,222	2,313	4,204	78	(95,598)	(1,733)	36,828	658
Class R-5	123,697	2,219	6,484	120	(89,208)	(1,605)	40,973	734
Class R-6	377,563	6,791	11,534	215	(81,297)	(1,467)	307,800	5,539
Total net increase (decrease)	$4,624,654	83,508	$246,801	4,594	$(3,769,265)	(68,671)	$1,102,190	19,431

* Includes exchanges between share classes of the fund.

30	New World Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,020,150,000 and $3,465,982,000, respectively, during the six months ended April 30, 2014.

New World Fund	31

Financial highlights

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:	Six months ended 4/30/2014[5,6]	$59.37	$.42	$.58	$1.00
	Year ended 10/31/2013	52.44	.66	6.98	7.64
	Year ended 10/31/2012	49.61	.73	2.86	3.59
	Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)
	Year ended 10/31/2010	44.76	.77	9.62	10.39
	Year ended 10/31/2009	32.48	.76	12.03	12.79
Class B:	Six months ended 4/30/2014[5,6]	58.31	.18	.58	.76
	Year ended 10/31/2013	51.45	.23	6.87	7.10
	Year ended 10/31/2012	48.55	.33	2.84	3.17
	Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)
	Year ended 10/31/2010	43.87	.38	9.43	9.81
	Year ended 10/31/2009	31.68	.48	11.82	12.30
Class C:	Six months ended 4/30/2014[5,6]	57.34	.18	.55	.73
	Year ended 10/31/2013	50.67	.21	6.75	6.96
	Year ended 10/31/2012	47.91	.32	2.78	3.10
	Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)
	Year ended 10/31/2010	43.43	.39	9.31	9.70
	Year ended 10/31/2009	31.32	.48	11.73	12.21
Class F-1:	Six months ended 4/30/2014[5,6]	58.96	.43	.56	.99
	Year ended 10/31/2013	52.09	.67	6.93	7.60
	Year ended 10/31/2012	49.28	.75	2.83	3.58
	Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)
	Year ended 10/31/2010	44.51	.77	9.55	10.32
	Year ended 10/31/2009	32.28	.77	11.96	12.73
Class F-2:	Six months ended 4/30/2014[5,6]	59.46	.53	.54	1.07
	Year ended 10/31/2013	52.53	.85	6.97	7.82
	Year ended 10/31/2012	49.71	.88	2.85	3.73
	Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)
	Year ended 10/31/2010	44.86	.91	9.63	10.54
	Year ended 10/31/2009	32.50	.75	12.17	12.92
Class 529-A:	Six months ended 4/30/2014[5,6]	58.92	.40	.57	.97
	Year ended 10/31/2013	52.06	.62	6.93	7.55
	Year ended 10/31/2012	49.29	.70	2.83	3.53
	Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)
	Year ended 10/31/2010	44.51	.75	9.55	10.30
	Year ended 10/31/2009	32.31	.75	11.97	12.72

32	New World Fund

Dividends and distributions
						Ratio of		Ratio of
Dividends		Total				expenses to		expenses to		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	average net		average net		income
investment	(from capital	and	value, end	Total	end of period	assets before		assets after		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	waivers		waivers[4]		net assets[2,4]
$(.57)	$(.61)	$(1.18)	$59.19	1.57%	$13,395	1.04%[7]		1.04%[7]		1.47%[7]
(.71)	—	(.71)	59.37	14.71	13,221	1.06		1.06		1.20
(.76)	—	(.76)	52.44	7.43	11,755	1.07		1.07		1.47
(.78)	—	(.78)	49.61	(7.80)	11,945	1.02		1.02		1.33
(.57)	—	(.57)	54.58	23.43	13,335	1.04		1.04		1.60
(.51)	—	(.51)	44.76	40.04	10,369	1.18		1.17		2.11
(.02)	(.61)	(.63)	58.44	1.17	149	1.81	[7]	1.81	[7]	.63	[7]
(.24)	—	(.24)	58.31	13.85	192	1.83		1.83		.43
(.27)	—	(.27)	51.45	6.61	237	1.84		1.84		.68
(.36)	—	(.36)	48.55	(8.51)	304	1.80		1.80		.54
(.26)	—	(.26)	53.42	22.48	417	1.82		1.82		.81
(.11)	—	(.11)	43.87	38.94	399	1.96		1.95		1.35
(.14)	(.61)	(.75)	57.32	1.16	1,065	1.85	[7]	1.85	[7]	.66	[7]
(.29)	—	(.29)	57.34	13.80	1,052	1.87		1.87		.39
(.34)	—	(.34)	50.67	6.57	938	1.87		1.87		.66
(.44)	—	(.44)	47.91	(8.51)	1,007	1.79		1.79		.56
(.33)	—	(.33)	52.80	22.51	1,128	1.82		1.82		.83
(.10)	—	(.10)	43.43	39.03	835	1.90		1.89		1.36
(.60)	(.61)	(1.21)	58.74	1.58	2,846	1.02	[7]	1.02	[7]	1.49	[7]
(.73)	—	(.73)	58.96	14.75	2,802	1.03		1.03		1.21
(.77)	—	(.77)	52.09	7.47	2,052	1.03		1.03		1.51
(.80)	—	(.80)	49.28	(7.78)	1,816	1.02		1.02		1.34
(.60)	—	(.60)	54.23	23.43	1,884	1.04		1.04		1.61
(.50)	—	(.50)	44.51	40.14	1,115	1.11		1.11		2.13
(.75)	(.61)	(1.36)	59.17	1.69	2,365	.76	[7]	.76	[7]	1.84	[7]
(.89)	—	(.89)	59.46	15.06	1,673	.76		.76		1.52
(.91)	—	(.91)	52.53	7.77	1,106	.77		.77		1.77
(.92)	—	(.92)	49.71	(7.54)	923	.76		.76		1.61
(.72)	—	(.72)	54.68	23.77	829	.76		.76		1.89
(.56)	—	(.56)	44.86	40.51	402	.83		.82		1.89
(.54)	(.61)	(1.15)	58.74	1.53	795	1.11	[7]	1.11	[7]	1.40	[7]
(.69)	—	(.69)	58.92	14.65	776	1.12		1.12		1.14
(.76)	—	(.76)	52.06	7.36	664	1.13		1.13		1.42
(.77)	—	(.77)	49.29	(7.81)	602	1.06		1.06		1.30
(.57)	—	(.57)	54.24	23.37	555	1.08		1.08		1.57
(.52)	—	(.52)	44.51	40.06	374	1.18		1.17		2.09

See page 37 for footnotes.

New World Fund	33

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-B:	Six months ended 4/30/2014[5,6]	$57.81	$.15	$.57	$.72
	Year ended 10/31/2013	51.01	.18	6.80	6.98
	Year ended 10/31/2012	48.17	.28	2.82	3.10
	Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)
	Year ended 10/31/2010	43.57	.34	9.37	9.71
	Year ended 10/31/2009	31.51	.45	11.75	12.20
Class 529-C:	Six months ended 4/30/2014[5,6]	57.42	.17	.55	.72
	Year ended 10/31/2013	50.77	.18	6.76	6.94
	Year ended 10/31/2012	48.05	.29	2.79	3.08
	Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)
	Year ended 10/31/2010	43.57	.36	9.35	9.71
	Year ended 10/31/2009	31.50	.44	11.76	12.20
Class 529-E:	Six months ended 4/30/2014[5,6]	58.45	.33	.56	.89
	Year ended 10/31/2013	51.65	.50	6.87	7.37
	Year ended 10/31/2012	48.87	.57	2.82	3.39
	Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)
	Year ended 10/31/2010	44.19	.60	9.49	10.09
	Year ended 10/31/2009	32.03	.63	11.90	12.53
Class 529-F-1:	Six months ended 4/30/2014[5,6]	59.00	.46	.56	1.02
	Year ended 10/31/2013	52.13	.74	6.93	7.67
	Year ended 10/31/2012	49.36	.80	2.83	3.63
	Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)
	Year ended 10/31/2010	44.55	.85	9.56	10.41
	Year ended 10/31/2009	32.36	.81	11.97	12.78
Class R-1:	Six months ended 4/30/2014[5,6]	57.51	.20	.54	.74
	Year ended 10/31/2013	50.76	.24	6.78	7.02
	Year ended 10/31/2012	47.98	.34	2.79	3.13
	Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)
	Year ended 10/31/2010	43.51	.38	9.33	9.71
	Year ended 10/31/2009	31.45	.43	11.77	12.20

34	New World Fund

Dividends and distributions
						Ratio of		Ratio of
Dividends		Total				expenses to		expenses to		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	average net		average net		income
investment	(from capital	and	value, end	Total	end of period	assets before		assets after		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	waivers		waivers[4]		net assets[2,4]
$—	$(.61)	$(.61)	$57.92	1.13%	$17	1.92%[7]		1.92%[7]		.53%[7]
(.18)	—	(.18)	57.81	13.72	21	1.93		1.93		.33
(.26)	—	(.26)	51.01	6.50	26	1.94		1.94		.58
(.33)	—	(.33)	48.17	(8.58)	33	1.88		1.88		.46
(.26)	—	(.26)	53.02	22.38	42	1.90		1.90		.73
(.14)	—	(.14)	43.57	38.91	37	2.01		2.00		1.29
(.11)	(.61)	(.72)	57.42	1.12	177	1.91	[7]	1.91	[7]	.60	[7]
(.29)	—	(.29)	57.42	13.74	174	1.92		1.92		.34
(.36)	—	(.36)	50.77	6.51	150	1.94		1.94		.60
(.42)	—	(.42)	48.05	(8.58)	142	1.88		1.88		.49
(.30)	—	(.30)	52.98	22.39	129	1.89		1.89		.76
(.13)	—	(.13)	43.57	38.89	87	2.00		2.00		1.26
(.41)	(.61)	(1.02)	58.32	1.41	38	1.34	[7]	1.34	[7]	1.16	[7]
(.57)	—	(.57)	58.45	14.37	38	1.36		1.36		.91
(.61)	—	(.61)	51.65	7.10	32	1.38		1.38		1.16
(.64)	—	(.64)	48.87	(8.10)	30	1.35		1.35		1.00
(.47)	—	(.47)	53.81	23.01	29	1.38		1.38		1.27
(.37)	—	(.37)	44.19	39.61	19	1.49		1.48		1.78
(.65)	(.61)	(1.26)	58.76	1.62	47	.90	[7]	.90	[7]	1.62	[7]
(.80)	—	(.80)	59.00	14.87	44	.92		.92		1.34
(.86)	—	(.86)	52.13	7.59	34	.93		.93		1.62
(.86)	—	(.86)	49.36	(7.65)	28	.87		.87		1.50
(.65)	—	(.65)	54.31	23.63	26	.88		.88		1.77
(.59)	—	(.59)	44.55	40.31	15	.99		.98		2.27
(.16)	(.61)	(.77)	57.48	1.18	37	1.80	[7]	1.80	[7]	.72	[7]
(.27)	—	(.27)	57.51	13.89	36	1.79		1.79		.46
(.35)	—	(.35)	50.76	6.61	33	1.83		1.83		.70
(.42)	—	(.42)	47.98	(8.53)	41	1.82		1.82		.53
(.35)	—	(.35)	52.87	22.44	44	1.85		1.85		.80
(.14)	—	(.14)	43.51	38.94	32	1.96		1.96		1.20

See page 37 for footnotes.

New World Fund	35

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:	Six months ended 4/30/2014[5,6]	$57.49	$.20	$.55	$.75
	Year ended 10/31/2013	50.80	.26	6.77	7.03
	Year ended 10/31/2012	48.04	.34	2.79	3.13
	Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)
	Year ended 10/31/2010	43.50	.37	9.33	9.70
	Year ended 10/31/2009	31.48	.43	11.74	12.17
Class R-3:	Six months ended 4/30/2014[5,6]	58.58	.33	.56	.89
	Year ended 10/31/2013	51.76	.51	6.89	7.40
	Year ended 10/31/2012	48.97	.58	2.82	3.40
	Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)
	Year ended 10/31/2010	44.29	.61	9.50	10.11
	Year ended 10/31/2009	32.09	.64	11.93	12.57
Class R-4:	Six months ended 4/30/2014[5,6]	59.19	.45	.55	1.00
	Year ended 10/31/2013	52.29	.69	6.96	7.65
	Year ended 10/31/2012	49.46	.76	2.85	3.61
	Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)
	Year ended 10/31/2010	44.68	.78	9.59	10.37
	Year ended 10/31/2009	32.43	.76	12.02	12.78
Class R-5:	Six months ended 4/30/2014[5,6]	59.66	.53	.56	1.09
	Year ended 10/31/2013	52.68	.87	7.01	7.88
	Year ended 10/31/2012	49.85	.91	2.86	3.77
	Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)
	Year ended 10/31/2010	44.94	.91	9.66	10.57
	Year ended 10/31/2009	32.65	.93	12.02	12.95
Class R-6:	Six months ended 4/30/2014[5,6]	59.58	.55	.55	1.10
	Year ended 10/31/2013	52.61	.89	7.01	7.90
	Year ended 10/31/2012	49.80	.94	2.84	3.78
	Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)
	Year ended 10/31/2010	44.85	.94	9.65	10.59
	Six months ended 10/31/2009[5,8]	34.02	.40	10.43	10.83

	Six months ended	Year ended October 31
	April 30, 2014[5,6]	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	16%	36%	25%	25%	20%	36%

36	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[4]		Ratio of net income to average net assets[2,4]
$(.16)	$(.61)	$(.77)	$57.47	1.17%	$365	1.79%[7]		1.79%[7]		.71%[7]
(.34)	—	(.34)	57.49	13.90	370	1.78		1.78		.48
(.37)	—	(.37)	50.80	6.60	338	1.83		1.83		.71
(.41)	—	(.41)	48.04	(8.49)	333	1.80		1.80		.55
(.29)	—	(.29)	52.91	22.45	364	1.84		1.84		.80
(.15)	—	(.15)	43.50	38.80	280	2.03		2.02		1.22
(.42)	(.61)	(1.03)	58.44	1.41	476	1.33	[7]	1.33	[7]	1.17	[7]
(.58)	—	(.58)	58.58	14.41	472	1.34		1.34		.92
(.61)	—	(.61)	51.76	7.12	414	1.36		1.36		1.18
(.63)	—	(.63)	48.97	(8.09)	395	1.35		1.35		1.00
(.49)	—	(.49)	53.91	23.01	398	1.38		1.38		1.28
(.37)	—	(.37)	44.29	39.66	279	1.47		1.46		1.77
(.61)	(.61)	(1.22)	58.97	1.58	426	1.00	[7]	1.00	[7]	1.55	[7]
(.75)	—	(.75)	59.19	14.79	369	1.01		1.01		1.26
(.78)	—	(.78)	52.29	7.50	292	1.01		1.01		1.53
(.79)	—	(.79)	49.46	(7.80)	258	1.01		1.01		1.34
(.62)	—	(.62)	54.43	23.46	268	1.03		1.03		1.63
(.53)	—	(.53)	44.68	40.13	170	1.11		1.10		2.07
(.77)	(.61)	(1.38)	59.37	1.73	524	.70	[7]	.70	[7]	1.84	[7]
(.90)	—	(.90)	59.66	15.14	477	.70		.70		1.56
(.94)	—	(.94)	52.68	7.81	383	.72		.72		1.82
(.92)	—	(.92)	49.85	(7.50)	363	.71		.71		1.57
(.70)	—	(.70)	54.81	23.79	554	.74		.74		1.90
(.66)	—	(.66)	44.94	40.56	450	.80		.80		2.65
(.80)	(.61)	(1.41)	59.27	1.74	1,247	.65	[7]	.65	[7]	1.91	[7]
(.93)	—	(.93)	59.58	15.19	1,043	.65		.65		1.60
(.97)	—	(.97)	52.61	7.87	630	.66		.66		1.89
(.95)	—	(.95)	49.80	(7.46)	426	.66		.66		1.70
(.68)	—	(.68)	54.76	23.89	327	.68		.68		1.96
—	—	—	44.85	31.83	232	.75	[7]	.75	[7]	1.94	[7]

[1]	Based on average shares outstanding.
[2]	For the six months ended April 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .33 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Class R-6 shares were offered beginning May 1, 2009.

See Notes to Financial Statements

New World Fund	37

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2013, through April 30, 2014).

Actual expenses:

The first line of each share class in the table on page 40 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on page 40 provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

38	New World Fund

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	39

	Beginning account value 11/1/2013	Ending account value 4/30/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,015.69	$5.20	1.04%
Class A — assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class B — actual return	1,000.00	1,011.73	9.03	1.81
Class B — assumed 5% return	1,000.00	1,015.82	9.05	1.81
Class C — actual return	1,000.00	1,011.60	9.23	1.85
Class C — assumed 5% return	1,000.00	1,015.62	9.25	1.85
Class F-1 — actual return	1,000.00	1,015.76	5.10	1.02
Class F-1 — assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class F-2 — actual return	1,000.00	1,016.94	3.80	.76
Class F-2 — assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 529-A — actual return	1,000.00	1,015.29	5.55	1.11
Class 529-A — assumed 5% return	1,000.00	1,019.29	5.56	1.11
Class 529-B — actual return	1,000.00	1,011.27	9.57	1.92
Class 529-B — assumed 5% return	1,000.00	1,015.27	9.59	1.92
Class 529-C — actual return	1,000.00	1,011.19	9.52	1.91
Class 529-C — assumed 5% return	1,000.00	1,015.32	9.54	1.91
Class 529-E — actual return	1,000.00	1,014.13	6.69	1.34
Class 529-E — assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class 529-F-1 — actual return	1,000.00	1,016.22	4.50	.90
Class 529-F-1 — assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-1 — actual return	1,000.00	1,011.79	8.98	1.80
Class R-1 — assumed 5% return	1,000.00	1,015.87	9.00	1.80
Class R-2 — actual return	1,000.00	1,011.72	8.93	1.79
Class R-2 — assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class R-3 — actual return	1,000.00	1,014.12	6.64	1.33
Class R-3 — assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class R-4 — actual return	1,000.00	1,015.80	5.00	1.00
Class R-4 — assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class R-5 — actual return	1,000.00	1,017.30	3.50	.70
Class R-5 — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-6 — actual return	1,000.00	1,017.42	3.25	.65
Class R-6 — assumed 5% return	1,000.00	1,021.57	3.26	.65

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	New World Fund

Approval of Investment Advisory and Service Agreement

The New World Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of it and the Capital organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

New World Fund	41

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital appreciation. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index, the Lipper Global Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund compared favorably to those of some of the indexes while below other indexes for the lifetime, 10-year period and five-year periods while recognizing that none of the indexes are a perfect comparison given the fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of similar funds included in the Lipper Emerging Markets Funds Index category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

42	New World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

New World Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2014, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund® Investment portfolio April 30, 2014

unaudited

Common stocks 80.48%
		Value
Financials 12.03%	Shares	(000)

Prudential PLC[1]	10,506,431	$241,664
AIA Group Ltd.[1]	34,774,600	168,665
Axis Bank Ltd.[1]	6,622,628	166,640
KASIKORNBANK PCL[1]	20,744,257	126,189
KASIKORNBANK PCL, nonvoting depository receipts[1]	4,615,743	27,357
Eurobank Ergasias SA2	256,225,159	145,744
AEON Financial Service Co., Ltd.[1]	5,570,000	140,069
HDFC Bank Ltd.[1]	6,959,961	83,444
HDFC Bank Ltd. (ADR)	1,262,300	50,555
Siam Commercial Bank PCL[1]	22,018,000	112,774
Banco Espírito Santo, SA1,2	54,221,199	96,669
ICICI Bank Ltd.[1]	3,558,462	73,589
ICICI Bank Ltd. (ADR)	525,000	22,402
Bank of the Philippine Islands[1]	46,231,443	94,182
Citigroup Inc.	1,820,000	87,196
UniCredit SpA[1]	9,253,559	82,988
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,082,700	72,384
Piraeus Bank SA1,2	29,067,711	68,837
Banco Bilbao Vizcaya Argentaria, SA1	5,577,006	68,680
Kotak Mahindra Bank Ltd.[1]	4,890,000	65,067
Sberbank of Russia (ADR)[2]	4,562,500	38,462
Sberbank of Russia (ADR)[1,2]	1,715,000	14,457
Sberbank of Russia (GDR)[1,2,3]	1,432,900	12,079
Itaúsa –j Investimentos Itaú SA, preferred nominative	14,699,074	64,604
American Tower Corp.	760,000	63,475
Housing Development Finance Corp. Ltd.[1]	4,000,250	59,649
Grupo Financiero Banorte, SAB de CV, Series O	7,650,000	50,714
Ayala Land, Inc.[1]	65,163,800	44,014
Ayala Land, Inc., preference shares[1]	30,910,900	69
ACE Ltd.	425,000	43,486
Krung Thai Bank PCL[1]	59,918,000	33,574
Banco Bradesco SA, preferred nominative	2,173,708	32,356
Türkiye Garanti Bankasi AS1	8,559,582	31,349
BM&FBOVESPA SA, ordinary nominative	6,049,100	30,927
Itaú Unibanco Holding SA, preferred nominative	1,700,524	28,066
Fibra Uno Administración, SA de CV	8,004,403	26,150
China Overseas Land & Investment Ltd.[1]	10,584,000	25,974
PT Bank Rakyat Indonesia (Persero) Tbk[1]	30,000,000	25,700
Metropolitan Bank & Trust Co.[1]	13,487,500	25,683
Banco Santander, SA1,2	2,553,000	25,448
BDO Unibank, Inc.[1]	12,000,003	23,794
Brookfield Asset Management Inc., Class A	562,000	23,638
China Pacific Insurance (Group) Co., Ltd., Class H1	7,260,000	22,769
Bank of China Ltd., Class H1	47,531,000	20,909
Standard Chartered PLC[1]	939,149	20,347
Common stocks
		Value
Financials (continued)	Shares	(000)

Banco Santander (Brasil) SA, units	3,000,000	$ 20,047
Shriram Transport Finance Co. Ltd.[1]	1,266,200	15,454
GT Capital Holdings, Inc.[1]	778,000	15,132
Agricultural Bank of China, Class H1	34,291,000	14,380
Industrial and Commercial Bank of China Ltd., Class H1	20,106,845	11,984
HSBC Holdings PLC[1]	1,125,779	11,422
TCS Group Holding PLC (GDR)[1,2,3]	768,600	4,590
TCS Group Holding PLC (GDR)[1,2]	575,000	3,434
Bao Viet Holdings[1]	2,931,430	5,102
C C Land Holdings Ltd.[1]	2,000,000	381
		2,884,714
Information technology 11.36%

Samsung Electronics Co. Ltd.[1]	235,450	306,878
Samsung Electronics Co. Ltd., nonvoting preferred[1]	42,918	43,070
Baidu, Inc., Class A (ADR)[2]	2,152,900	331,224
Google Inc., Class A2	204,950	109,624
Google Inc., Class C2	204,950	107,939
Mail.Ru Group Ltd. (GDR)[1,2]	6,960,505	190,634
Mail.Ru Group Ltd. (GDR)[1,2,3]	848,230	23,231
Murata Manufacturing Co., Ltd.[1]	1,915,900	159,285
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	32,713,000	128,955
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	24,120
Alcatel-Lucent[1,2]	37,384,619	149,769
AAC Technologies Holdings Inc.[1]	23,442,500	130,940
Avago Technologies Ltd.	1,867,000	118,555
Tencent Holdings Ltd.[1]	1,845,600	116,088
Yandex NV, Class A2	3,871,500	102,595
Infosys Ltd.[1]	1,840,400	98,360
Cognizant Technology Solutions Corp., Class A2	1,740,000	83,355
TDK Corp.[1]	1,569,800	66,944
Tech Mahindra Ltd.[1]	1,893,218	57,607
NetEase, Inc. (ADR)	721,399	49,120
Quanta Computer Inc.[1]	16,655,000	45,763
Anritsu Corp.[1]	3,647,000	40,769
ASM Pacific Technology Ltd.[1]	3,419,900	38,029
Hexagon AB, Class B1	1,158,000	37,009
Gemalto NV1	274,900	30,818
Broadcom Corp., Class A	850,000	26,189
STMicroelectronics NV1	2,655,000	25,430
Spectris PLC[1]	500,000	18,827
Infineon Technologies AG1	1,590,000	18,489
OMRON Corp.[1]	465,000	16,419
Halma PLC[1]	1,690,000	16,056
SINA Corp. [2]	206,300	9,861
		2,721,952
Consumer discretionary 11.23%

Naspers Ltd., Class N1	1,849,281	175,076
Altice SA1,2	2,784,150	159,062
Li & Fung Ltd.[1]	85,346,000	124,401
Swatch Group Ltd, non-registered shares[1]	123,900	79,770
Swatch Group Ltd[1]	342,000	41,271

Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Toyota Motor Corp.[1]	2,214,500	$ 119,664
Melco Crown Entertainment Ltd. (ADR)	3,015,000	103,053
Inchcape PLC[1]	8,907,900	96,712
Domino’s Pizza, Inc.	1,195,000	88,884
Hankook Tire Co., Ltd.[1]	1,415,180	82,062
Hyundai Motor Co.[1]	350,800	78,380
Ctrip.com International, Ltd. (ADR)[2]	1,663,000	77,729
Truworths International Ltd.[1]	9,233,000	74,357
Zhongsheng Group Holdings Ltd.[1]	57,922,000	70,388
Renault SA1	695,894	67,877
Tata Motors Ltd.[1]	9,469,929	65,409
Daimler AG1	705,000	65,309
L’Occitane International SA1	25,364,750	62,381
Wynn Macau, Ltd.[1]	14,801,400	58,534
Techtronic Industries Co. Ltd.[1]	17,785,000	56,670
Zee Entertainment Enterprises Ltd.[1]	12,420,000	54,017
Chow Sang Sang Holdings International Ltd.[1]	21,805,000	53,507
Kering SA1	230,500	51,028
SAIC Motor Corp. Ltd., Class A1	21,504,614	49,897
Arcos Dorados Holdings Inc., Class A	5,392,400	49,125
Galaxy Entertainment Group Ltd. [1,2]	6,155,000	48,630
Honda Motor Co., Ltd.[1]	1,385,000	45,784
Bayerische Motoren Werke AG1	340,000	42,572
Hyundai Mobis Co., Ltd.[1]	145,791	41,584
Maruti Suzuki India Ltd.[1]	1,232,000	39,277
NIKE, Inc., Class B	445,000	32,463
Intercontinental Hotels Group PLC[1]	924,666	31,568
Mahindra & Mahindra Ltd.[1]	1,680,500	30,020
MGM China Holdings Ltd.[1]	8,400,000	29,264
Belle International Holdings Ltd.[1]	28,139,000	29,154
Publicis Groupe SA1	326,159	27,812
Golden Eagle Retail Group Ltd.[1]	20,718,000	26,757
Sands China Ltd.[1]	3,630,000	26,704
Shangri-La Asia Ltd.[1]	14,802,000	24,436
Cie. Financière Richemont SA, Class A1	235,000	23,928
Dongfeng Motor Group Co., Ltd., Class H1	17,518,000	23,411
Melco International Development Ltd.[1]	7,315,000	22,504
Hero MotoCorp Ltd.[1]	606,394	22,122
PT Astra International Tbk[1]	32,820,000	21,088
Ripley Corp SA	30,720,000	19,981
General Motors Co.	548,000	18,895
Las Vegas Sands Corp.	237,500	18,793
Volkswagen AG, nonvoting preferred[1,2]	66,000	17,780
Mr Price Group Ltd.[1]	857,190	12,910
Nissan Motor Co., Ltd.[1]	1,090,000	9,350
		2,691,350
Consumer staples 9.03%

Nestlé SA1	2,554,417	197,547
OJSC Magnit (GDR)[1]	2,295,700	108,553
OJSC Magnit (GDR)[1,3]	1,881,000	88,943
Lenta Ltd. (GDR)[1,2,3]	13,753,700	133,273
Lenta Ltd. (GDR)[1,2]	1,000,000	9,690
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

LT Group, Inc.[1]	336,174,800	$ 138,233
Pernod Ricard SA1	1,033,260	124,062
Shoprite Holdings Ltd.[1]	6,892,470	115,207
British American Tobacco PLC[1]	1,533,000	88,375
Hypermarcas SA, ordinary nominative	11,853,200	87,341
ITC Ltd.[1]	15,335,000	86,634
SABMiller PLC[1]	1,545,200	84,298
Unilever NV, depository receipts[1]	1,871,000	80,221
Anheuser-Busch InBev NV1	735,395	78,409
Coca-Cola Co.	1,887,000	76,971
United Spirits Ltd.[1]	1,616,718	74,415
United Breweries Ltd.[1]	4,982,310	65,333
Procter & Gamble Co.	708,000	58,445
PepsiCo, Inc.	646,000	55,485
Henkel AG & Co. KGaA, nonvoting preferred[1]	470,000	52,305
Associated British Foods PLC[1]	1,015,000	50,963
Grupo Nutresa SA	3,341,557	46,899
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	38,205
Wal-Mart de México, SAB de CV, Series V	3,020,000	7,636
Thai Beverage PCL[1]	70,000,000	32,991
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	31,195
Avon Products, Inc.	1,900,000	29,032
Asahi Group Holdings, Ltd.[1]	1,030,000	28,450
Japan Tobacco Inc.[1]	783,000	25,700
Wumart Stores, Inc., Class H1	22,535,000	22,219
Coca-Cola Icecek AS, Class C1	667,000	15,626
Orion Corp.[1]	20,250	15,442
Charoen Pokphand Foods PCL[1]	14,398,100	12,013
L’Oréal SA, non-registered shares[1]	30,300	5,216
		2,165,327
Industrials 8.29%

International Container Terminal Services, Inc.[1,4]	106,374,000	258,106
Cummins Inc.	1,377,000	207,720
Alliance Global Group, Inc.[1]	167,000,000	116,707
ASSA ABLOY AB, Class B1,2	1,832,660	97,494
Intertek Group PLC[1]	1,760,700	86,557
Airbus Group NV1	1,174,573	80,876
Jardine Matheson Holdings Ltd.[1]	1,275,000	79,669
United Technologies Corp.	607,000	71,826
DP World Ltd.	3,653,567	67,591
Bureau Veritas SA1	2,074,864	63,379
Shanghai Industrial Holdings Ltd.[1]	20,253,000	62,862
Toshiba Corp.[1]	15,700,000	61,425
SGS SA1	23,101	57,734
Industries Qatar QSC[1]	1,156,941	56,641
Andritz AG1	895,000	55,655
JG Summit Holdings, Inc.[1]	45,956,200	52,173
Experian PLC[1]	2,460,000	47,278
CIMC Enric Holdings Ltd.[1]	28,868,000	41,878
SMC Corp.[1]	167,000	39,651
Komatsu Ltd.[1]	1,675,000	36,893
Kansas City Southern	355,000	35,813
Common stocks
		Value
Industrials (continued)	Shares	(000)

Container Corp. of India Ltd.[1]	2,100,000	$ 33,485
Rolls-Royce Holdings PLC[1,2]	1,849,100	32,849
Siemens AG1	235,000	30,981
Koc Holding AS, Class B1	6,772,150	30,304
Schneider Electric SA1	266,800	25,075
China State Construction International Holdings Ltd.[1]	14,910,000	24,891
Chart Industries, Inc.[2]	340,169	23,206
A.P. Møller – Mærsk A/S, Class B1	9,250	22,140
KONE Oyj, Class B1	419,800	17,995
Cebu Air, Inc.[1]	12,878,300	15,167
Rockwell Automation	115,200	13,730
Mitsubishi Heavy Industries, Ltd.[1]	2,080,000	10,986
KBR, Inc.	340,000	8,626
Aggreko PLC[1]	280,000	7,469
Samsung Engineering Co., Ltd.[1,2]	82,500	6,200
AirAsia Bhd.[1]	6,457,900	4,395
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	1,614
		1,987,041
Health care 8.08%

Hikma Pharmaceuticals PLC[1,4]	11,903,828	313,300
Novo Nordisk A/S, Class B1	5,920,750	268,633
Grifols, SA, Class B, non-registered shares[1]	2,935,630	120,677
Grifols, SA, Class B (ADR)	1,384,215	56,808
Grifols, SA, Class A, non-registered shares[1]	464,100	24,880
Novartis AG1	1,698,100	147,574
Novartis AG (ADR)	300,000	26,082
Alexion Pharmaceuticals, Inc.[2]	1,010,712	159,895
Bayer AG1	849,000	117,823
Allergan, Inc.	446,500	74,048
Genomma Lab Internacional, SAB de CV, Series B2	27,395,000	69,436
Krka, dd, Novo mesto[1]	755,000	66,578
CSL Ltd.[1]	820,000	52,286
Pharmstandard OJSC (GDR)[1,2]	6,123,618	47,726
Pharmstandard OJSC (GDR)[1,2,3]	392,700	3,061
Life Healthcare Group Holdings Ltd.[1]	12,125,000	48,393
Thermo Fisher Scientific Inc.	313,000	35,682
Merck & Co., Inc.	600,000	35,136
Baxter International Inc.	480,000	34,939
Teva Pharmaceutical Industries Ltd. (ADR)	710,000	34,691
BioMarin Pharmaceutical Inc.[2]	592,029	34,474
PerkinElmer, Inc.	780,000	32,737
Waters Corp.[2]	330,000	32,518
AstraZeneca PLC[1]	400,000	31,596
Cochlear Ltd.[1]	540,000	29,517
Glenmark Pharmaceuticals Ltd.[1]	1,996,000	20,001
PT Kalbe Farma Tbk[1]	139,340,000	18,664
		1,937,155
Energy 6.08%

InterOil Corp.[2,4]	3,253,239	205,637
Genel Energy PLC[1,2]	9,795,600	160,487
Ophir Energy PLC[1,2]	29,166,242	129,845
Common stocks
		Value
Energy (continued)	Shares	(000)

Pacific Rubiales Energy Corp.	7,018,728	$ 114,561
Royal Dutch Shell PLC, Class B1	1,905,000	80,876
Royal Dutch Shell PLC, Class B (ADR)	210,000	17,777
Cobalt International Energy, Inc.[2]	5,330,000	95,940
Indus Gas Ltd.[1,2,4]	10,429,272	84,631
Galp Energia, SGPS, SA, Class B1	4,419,155	76,681
Noble Energy, Inc.	1,067,000	76,589
Caracal Energy Inc. (CDI)[1,2,4]	8,059,986	73,878
Africa Oil Corp.[2]	8,057,700	60,798
Africa Oil Corp. (SEK denominated)[1,2]	346,925	2,661
Oil Search Ltd.[1]	6,591,377	54,516
Gulf Keystone Petroleum Ltd.[1,2]	19,594,850	31,259
Gulf Keystone Petroleum Ltd.[1,2,3]	14,287,125	22,792
BG Group PLC[1]	1,533,000	31,068
Eni SpA[1]	1,068,000	27,772
CNOOC Ltd.[1]	15,861,000	26,202
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,500,000	20,820
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	2,960
BP PLC[1]	2,480,000	20,922
Essar Energy PLC[1,2]	11,213,500	12,727
INPEX CORP.[1]	812,000	11,818
Heritage Oil Ltd.[1,2]	2,166,911	11,570
African Petroleum Corp. Ltd.[1,2]	14,353,334	3,333
		1,458,120
Materials 3.60%

Linde AG1	555,392	115,180
Anhui Conch Cement Co. Ltd., Class H1	19,009,000	70,628
Celanese Corp., Series A	1,041,000	63,949
Holcim Ltd[1,2]	689,676	63,207
Akzo Nobel NV1	726,000	56,018
Givaudan SA1	34,912	55,152
International Flavors & Fragrances Inc.	475,000	46,797
Grasim Industries Ltd. (GDR)[1]	527,053	22,887
Grasim Industries Ltd.[1]	521,502	22,646
First Quantum Minerals Ltd.	2,005,359	39,941
Solvay NV1	240,000	38,950
Ambuja Cements Ltd.[1]	10,700,000	35,210
ArcelorMittal[1]	1,650,000	26,905
Wacker Chemie AG1	228,000	26,777
OJSC ALROSA[1]	23,529,482	24,321
BHP Billiton PLC[1]	700,000	22,654
Rio Tinto PLC[1]	346,000	18,808
Vedanta Resources PLC[1]	1,098,918	17,598
African Minerals Ltd.[1,2]	7,793,102	16,427
ACC Ltd.[1]	750,000	16,116
Northam Platinum Ltd.[1]	3,235,460	12,622
FUCHS PETROLUB SE1	133,975	12,336
Lonmin PLC[1,2]	2,513,549	12,064
LG Chem, Ltd.[1]	45,500	11,608
Glencore Xstrata PLC[1]	2,000,000	10,795
Aquarius Platinum Ltd. (GBP denominated)[1,2]	6,315,004	2,296
Aquarius Platinum Ltd.[1,2]	3,259,475	1,168
		863,060
Common stocks
		Value
Telecommunication services 3.42%	Shares	(000)

SoftBank Corp.[1]	3,573,100	$ 265,219
MTN Group Ltd.[1]	9,424,491	189,046
Reliance Communications Ltd.[1]	60,476,096	122,989
Globe Telecom, Inc.[1]	1,670,000	62,082
Intouch Holdings PCL, nonvoting depository receipts[1]	13,753,400	33,222
Intouch Holdings PCL[1]	5,881,600	14,207
OJSC Mobile TeleSystems (ADR)	1,883,000	31,559
China Telecom Corp. Ltd., Class H1	36,912,000	18,952
América Móvil, SAB de CV, Series L (ADR)	935,000	18,775
PT XL Axiata Tbk[1]	34,045,665	15,241
Vodafone Group PLC[1]	3,847,091	14,621
Hellenic Telecommunications Organization SA1,2	816,500	13,048
China Communications Services Corp. Ltd., Class H1	20,400,000	10,344
OJSC MegaFon (GDR)[1,3]	343,900	8,965
NII Holdings, Inc., Class B2	795,705	684
		818,954
Utilities 2.47%

ENN Energy Holdings Ltd.[1]	32,106,000	224,485
Power Grid Corp. of India Ltd.[1]	92,408,870	162,191
PT Perusahaan Gas Negara (Persero) Tbk[1]	293,633,500	135,299
Cheung Kong Infrastructure Holdings Ltd.[1]	8,340,000	54,399
Energy World Corp. Ltd.[1,2]	61,900,000	16,437
		592,811
Miscellaneous 4.89%

Other common stocks in initial period of acquisition		1,170,945
Total common stocks (cost: $14,326,845,000)		19,291,429
Preferred securities 0.01%

Miscellaneous 0.01%

Other preferred securities in initial period of acquisition		3,459
Total preferred securities (cost: $1,848,000)		3,459
Rights 0.01%

Miscellaneous 0.01%

Other rights in initial period of acquisition		3,461
Total rights (cost: $7,243,000)		3,461
Convertible securities 0.03%
	Principal amount
Consumer staples 0.03%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	7,016
Total convertible securities (cost: $8,166,000)		7,016
Bonds, notes and other debt instruments 9.90%
	Principal amount	Value
Bonds & notes of governments outside the U.S. 7.71%	(000)	(000)

United Mexican States Government, Series M, 5.00% 2017	MXN140,900	$10,992
United Mexican States Government Global, Series A, 5.625% 2017	$14,396	16,052
United Mexican States Government, Series M10, 7.75% 2017	MXN 85,000	7,153
United Mexican States Government 3.50% 2017[5]	141,538	11,638
United Mexican States Government 4.00% 2019[5]	431,821	36,703
United Mexican States Government Global, Series A, 5.125% 2020	$33,020	37,024
United Mexican States Government, Series M, 6.50% 2021	MXN389,400	31,197
United Mexican States Government Global, Series A, 3.625% 2022	$18,000	18,288
United Mexican States Government 2.00% 2022[5]	MXN180,140	13,410
United Mexican States Government Global, Series A, 4.00% 2023	$10,700	10,981
United Mexican States Government, Series M20, 10.00% 2024	MXN97,000	9,575
United Mexican States Government Global, Series A, 6.05% 2040	$19,180	22,230
United Mexican States Government 4.00% 2040[5]	MXN66,394	5,388
United Mexican States Government Global 5.55% 2045	$14,395	15,619
Indonesia (Republic of) 6.875% 2018	6,696	7,650
Indonesia (Republic of) 5.875% 2020	51,520	56,672
Indonesia (Republic of) 4.875% 2021[3]	30,140	31,233
Indonesia (Republic of) 4.875% 2021	10,875	11,269
Indonesia (Republic of) 8.25% 2021	IDR143,000,000	12,598
Indonesia (Republic of) 3.75% 2022	$ 2,490	2,365
Indonesia (Republic of) 3.375% 2023[3]	15,750	14,352
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,052
Indonesia (Republic of) 7.75% 2038[3]	3,730	4,537
Indonesia (Republic of) 5.25% 2042	5,000	4,637
Indonesia (Republic of) 4.625% 2043	4,000	3,375
Indonesia (Republic of) 6.75% 2044[3]	4,500	5,006
Turkey (Republic of) 7.00% 2016	12,750	14,118
Turkey (Republic of) 4.557% 2018[3]	8,605	8,949
Turkey (Republic of) 7.00% 2019	3,500	4,012
Turkey (Republic of) 10.50% 2020	TRY24,625	12,379
Turkey (Republic of) 3.00% 2021[5]	12,993	6,406
Turkey (Republic of) 5.625% 2021	$45,925	49,599
Turkey (Republic of) 8.80% 2023	TRY31,700	14,658
Turkey (Republic of) 6.00% 2041	$32,300	33,535
Colombia (Republic of) Global 12.00% 2015	COP 2,555,000	1,458
Colombia (Republic of), Series B, 5.00% 2018	100,872,300	51,030
Colombia (Republic of) Global 4.375% 2021	$18,800	19,937
Colombia (Republic of), Series B, 7.00% 2022	COP25,099,000	13,549
Colombia (Republic of) Global 9.85% 2027	7,889,000	5,338
Colombia (Republic of), Series B, 6.00% 2028	30,523,900	14,578
Colombia (Republic of) Global 6.125% 2041	$11,200	12,852
Hungarian Government 4.125% 2018	7,930	8,186
Hungarian Government 4.00% 2019	1,960	1,984
Hungarian Government 6.25% 2020	37,240	41,392
Hungarian Government 6.375% 2021	9,260	10,348
Hungarian Government 5.375% 2023	10,840	11,340
Hungarian Government 5.75% 2023	4,200	4,494
Hungarian Government, Series 23A, 6.00% 2023	HUF2,153,410	10,318
Hungarian Government 5.375% 2024	$6,050	6,284
Hungarian Government, Series 25B, 5.50% 2025	HUF3,296,590	14,971
Hungarian Government 7.625% 2041	$5,400	6,493
Greek Government 2.00%/3.00% 2023[6]	€5,835	6,539
Greek Government 2.00%/3.00% 2024[6]	5,835	6,407

Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Greek Government 2.00%/3.00% 2025[6]	€5,835	$ 6,299
Greek Government 2.00%/3.00% 2026[6]	5,835	6,196
Greek Government 2.00%/3.00% 2027[6]	5,835	6,099
Greek Government 2.00%/3.00% 2028[6]	5,835	5,981
Greek Government 2.00%/3.00% 2029[6]	5,835	5,903
Greek Government 2.00%/3.00% 2030[6]	5,835	5,790
Greek Government 2.00%/3.00% 2031[6]	5,835	5,706
Greek Government 2.00%/3.00% 2032[6]	5,835	5,629
Greek Government 2.00%/3.00% 2033[6]	5,835	5,556
Greek Government 2.00%/3.00% 2034[6]	5,835	5,482
Greek Government 2.00%/3.00% 2035[6]	5,835	5,414
Greek Government 2.00%/3.00% 2036[6]	5,835	5,377
Greek Government 2.00%/3.00% 2037[6]	5,835	5,337
Greek Government 2.00%/3.00% 2038[6]	5,835	5,290
Greek Government 2.00%/3.00% 2039[6]	5,835	5,264
Greek Government 2.00%/3.00% 2040[6]	5,835	5,245
Greek Government 2.00%/3.00% 2041[6]	5,835	5,235
Greek Government 2.00%/3.00% 2042[6]	5,835	5,225
Philippines (Republic of) 9.375% 2017	$4,000	4,865
Philippines (Republic of) 4.95% 2021	PHP1,190,000	27,822
Philippines (Republic of) 6.375% 2022	350,000	9,042
Philippines (Republic of) 5.50% 2026	$ 7,000	7,980
Philippines (Republic of) 7.75% 2031	16,070	22,157
Philippines (Republic of) 6.25% 2036	PHP1,460,000	33,696
Polish Government 3.00% 2016[5]	PLN25,719	8,858
Polish Government, Series 1021, 5.75% 2021	74,600	27,597
Polish Government 5.00% 2022	$25,895	28,258
Polish Government 2.75% 2023[5]	PLN10,583	3,666
Polish Government 4.00% 2024	$35,450	35,929
South Africa (Republic of) 5.50% 2020	20,200	22,068
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR151,150	13,862
South Africa (Republic of), Series R-213, 7.00% 2031	283,650	22,488
South Africa (Republic of), Series R-214, 6.50% 2041	445,300	31,348
Brazil (Federal Republic of) 6.00% 2015[5]	BRL14,762	6,612
Brazil (Federal Republic of) 10.00% 2017	25,800	11,017
Brazil (Federal Republic of) 6.00% 2017[5]	24,603	10,937
Brazil (Federal Republic of) 6.00% 2018[5]	51,666	22,794
Brazil (Federal Republic of) 6.00% 2020[5]	25,833	11,346
Brazil (Federal Republic of) 10.00% 2023	10,430	4,099
Brazil (Federal Republic of) 10.00% 2025	20,570	7,893
Brazil (Federal Republic of) 6.00% 2045[5]	27,063	11,152
Croatian Government 6.75% 2019[3]	$ 9,890	10,891
Croatian Government 6.625% 2020	27,365	29,965
Croatian Government 6.625% 2020[3]	2,000	2,190
Croatian Government 6.375% 2021[3]	18,245	19,705
Croatian Government 5.50% 2023[3]	9,785	9,932
Slovenia (Republic of) 4.75% 2018[3]	16,515	17,547
Slovenia (Republic of) 4.125% 2019[3]	6,205	6,407
Slovenia (Republic of) 5.50% 2022[3]	3,000	3,206
Slovenia (Republic of) 5.85% 2023[3]	31,870	34,818
Slovenia (Republic of) 5.85% 2023	5,800	6,337
Russian Federation 6.20% 2018	RUB1,123,400	29,059
Russian Federation 5.00% 2020	$6,300	6,395
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Russian Federation 7.50% 2030[3,7]	$21,107	$ 23,576
Russian Federation 7.50% 2030[7]	5,480	6,121
Argentina (Republic of) 7.00% 2015	17,325	16,795
Argentina (Republic of) 7.00% 2017	50,787	46,412
Peru (Republic of) 8.375% 2016	15,763	18,068
Peru (Republic of) 7.35% 2025	3,550	4,668
Peru (Republic of) 8.75% 2033	14,975	22,575
Peru (Republic of) 6.55% 2037[7]	5,042	6,239
Venezuela (Republic of) 9.25% 2027	56,640	47,153
Venezuela (Republic of) 9.25% 2028	4,460	3,568
Dominican Republic 9.04% 2018[7]	3,148	3,466
Dominican Republic 7.50% 2021[7]	1,000	1,115
Dominican Republic 8.625% 2027[3,7]	9,900	11,390
Dominican Republic 7.45% 2044[3]	14,650	15,053
Nigeria (Republic of) 5.125% 2018[3]	4,265	4,366
Nigeria (Republic of) 16.00% 2019	NGN1,650,000	11,426
Nigeria (Republic of) 6.75% 2021[3]	$ 8,100	8,822
Nigeria (Republic of) 6.375% 2023	2,800	2,940
Nigeria (Republic of) 6.375% 2023[3]	2,145	2,252
Pakistan Government 6.875% 2017	13,600	13,872
Pakistan (Republic of) 7.25% 2019[3]	7,000	7,044
Pakistan (Republic of) 8.25% 2024[3]	5,000	4,988
Morocco Government 4.25% 2022	6,500	6,276
Morocco Government 4.25% 2022[3]	2,200	2,124
Morocco Government 5.50% 2042	16,000	15,140
Morocco Government 5.50% 2042[3]	1,800	1,703
Panama (Republic of) Global 8.875% 2027	2,775	3,920
Panama (Republic of) Global 9.375% 2029	9,034	13,077
Panama (Republic of) Global 6.70% 2036[7]	6,819	8,225
Bahrain Government 5.50% 2020	11,635	12,668
Bahrain Government 5.50% 2020[3]	565	615
India Treasury Bill 0% 2014	INR770,000	12,661
Uruguay (Republic of) 5.00% 2018[5]	UYU117,694	5,461
Uruguay (Republic of) 4.375% 2028[5,7]	114,301	5,329
State of Qatar 5.75% 2042	$9,300	10,300
Egypt (Arab Republic of) 5.75% 2020[3]	4,000	4,120
Chilean Government 5.50% 2020	CLP1,915,000	3,491
		1,848,135
Corporate bonds & notes 1.44%
Energy 0.56%

Gazprom OJSC 5.092% 2015[3]	$11,480	11,724
Gazprom OJSC 9.25% 2019	15,000	17,287
Gazprom OJSC, Series 9, 6.51% 2022	17,200	17,114
Gazprom OJSC 6.51% 2022[3]	10,810	10,756
Petróleos Mexicanos 5.50% 2021	7,675	8,442
Petróleos Mexicanos 4.875% 2022	5,568	5,859
Petróleos Mexicanos 3.50% 2023	3,975	3,776
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,875
Petróleos Mexicanos 6.50% 2041	14,825	16,530
Petróleos Mexicanos 5.50% 2044	2,425	2,389
Zhaikmunai LP 7.125% 2019[3]	11,000	11,321
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,7]	4,191	4,547
Bonds, notes and other debt instruments
	Principal amount	Value
Corporate bonds & notes — Energy (continued)	(000)	(000)

PTT Exploration & Production Ltd. 5.692% 2021[3]	$ 3,400	$ 3,749
Ecopetrol SA 5.875% 2023	3,100	3,398
		133,767
Financials 0.21%

HSBK (Europe) BV 7.25% 2021[3]	13,617	14,174
HSBK (Europe) BV 7.25% 2021	1,685	1,754
SB Capital SA 5.40% 2017	5,950	6,010
SB Capital SA 5.25% 2023[3]	5,000	4,300
BBVA Bancomer SA, junior subordinated 7.25% 2020[3]	785	883
BBVA Bancomer SA 6.50% 2021[3]	6,550	7,238
Bank of India 3.625% 2018[3]	6,000	5,956
Banco de Crédito del Perú 5.375% 2020[3]	5,000	5,356
VEB Finance Ltd. 6.902% 2020	5,300	5,181
		50,852
Utilities 0.17%

Eskom Holdings Ltd. 5.75% 2021[3]	12,300	12,731
Eskom Holdings SOC Ltd. 5.75% 2021	12,000	12,420
AES Panamá, SA 6.35% 2016[3]	10,400	11,106
CEZ, a s 4.25% 2022[3]	4,720	4,902
		41,159
Industrials 0.15%

Brunswick Rail Finance Ltd. 6.50% 2017	10,455	10,141
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	9,065
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[3]	17,000	15,980
		35,186
Telecommunication services 0.14%

Digicel Group Ltd. 8.25% 2020[3]	6,500	6,955
Digicel Group Ltd. 6.00% 2021[3]	6,285	6,379
Digicel Group Ltd. 7.125% 2022[3]	6,575	6,624
MTS International Funding Ltd. 8.625% 2020	13,200	15,015
		34,973
Consumer staples 0.14%

BFF International Ltd. 7.25% 2020[3]	12,500	14,437
Brasil Foods SA 5.875% 2022[3]	12,000	12,810
Marfrig Holdings (Europe) BV 9.875% 2017[3]	6,089	6,424
		33,671
Materials 0.06%

CEMEX SAB de CV 4.976% 2018[3,8]	12,000	12,720
CEMEX SAB de CV 9.00% 2018[3]	1,343	1,457
		14,177

Consumer discretionary 0.01%

Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,881
Total corporate bonds & notes		345,666
Bonds, notes and other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes 0.75%	(000)	(000)

U.S. Treasury 4.75% 2014	$ 15,200	$ 15,227
U.S. Treasury 4.00% 2015[9]	157,900	162,786
		178,013
Total bonds, notes & other debt instruments (cost: $2,247,663,000)		2,371,814

Short-term securities 9.30%

Freddie Mac 0.09%–0.165% due 5/1/2014–4/22/2015	374,400	374,284
Fannie Mae 0.11%–0.14% due 5/1–11/24/2014	355,347	355,301
Federal Home Loan Bank 0.06%–0.165% due 5/5–12/23/2014	224,100	224,057
Svenska Handelsbanken Inc. 0.155%–0.17% due 5/7–6/26/2014[3]	197,000	196,964
International Bank for Reconstruction and Development 0.10%–0.13% due 5/12–7/7/2014	187,300	187,289
Toronto-Dominion Holdings USA Inc. 0.11%–0.16% due 5/20–6/20/2014[3]	125,500	125,488
Electricité de France 0.25%–0.33% due 1/2/2015[3]	82,650	82,404
Nordea Bank AB 0.155%–0.165% due 6/18–7/10/2014[3]	81,300	81,279
Gotham Funding Corp. 0.15%–0.16% due 5/13–7/1/2014[3]	53,900	53,892
Victory Receivables Corp. 0.15% due 5/19/2014[3]	23,000	22,998
Sumitomo Mitsui Banking Corp. 0.12%–0.18% due 5/9–6/5/2014[3]	62,400	62,396
Toyota Credit Canada Inc. 0.14%–0.18% due 5/15–7/28/2014	61,500	61,494
Mizuho Funding LLC 0.195% due 5/7–7/23/2014[3]	51,600	51,576
Québec (Province of) 0.08% due 6/5/2014[3]	50,000	49,996
BNP Paribas Finance Inc. 0.20% due 5/8/2014	37,200	37,199
Old Line Funding, LLC 0.23% due 7/9-8/8/2014[3]	34,150	34,143
Thunder Bay Funding, LLC 0.21% due 10/21/2014[3]	2,600	2,597
BNZ International Funding Ltd. 0.165% due 7/14/2014[3]	33,000	32,987
KfW 0.11%–0.13% due 5/27–6/13/2014[3]	31,900	31,897
Jupiter Securitization Co., LLC 0.28% due 11/13/2014[3]	26,000	25,963
AstraZeneca PLC 0.10% due 7/10/2014[3]	25,700	25,692
GlaxoSmithKline Finance PLC 0.10% due 5/16/2014[3]	25,000	24,999
Paccar Financial Corp. 0.10% due 7/3/2014	25,000	24,992
Kells Funding, LLC 0.20% due 8/18/2014[3]	25,000	24,986
Reckitt Benckiser Treasury Services PLC 0.20% due 11/21/2014[3]	22,300	22,275
ANZ New Zealand (International) Ltd. 0.18% due 8/15/2014[3]	11,300	11,294
Total short-term securities (cost: $2,228,325,000)		2,228,442
Total investment securities (cost: $18,820,090,000)		23,905,621
Other assets less liabilities		63,742
Net assets		$23,969,363

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $14,535,039,000, which represented 60.64% of the net assets of the fund. This amount includes $14,492,634,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2 Security did not produce income during the last 12 months.

3 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,724,232,000, which represented 7.19% of the net assets of the fund.

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

5 Index-linked bond whose principal amount moves with a government price index.

6 Step bond; coupon rate will increase at a later date.

7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8 Coupon rate may change periodically.

9 A portion of this security was pledged as collateral. The total value of pledged collateral was $894,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts	COP = Colombian pesos	INR = Indian rupees	RUB = Russian rubles
CDI = CREST Depository Interest	€ = Euros	MXN = Mexican pesos	SEK = Swedish kronor
GDR = Global Depositary Receipts	GBP = British pounds	NGN = Nigerian naira	TRY = Turkish lira
BRL = Brazilian reais	HUF = Hungarian forints	PHP = Philippine pesos	UYU = Uruguayan pesos
CLP = Chilean pesos	IDR = Indonesian rupiah	PLN = Polish zloty	ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-0614O-S37662

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: June 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: June 30, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2014